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                                                                  EXHIBIT 10(ii)

                        [UNITED STATES COPYRIGHT OFFICE
                            THE LIBRARY OF CONGRESS
                                 OFFICIAL SEAL]


                                                 FORM TX
                                                 FOR A NONDRAMATIC LITERARY WORK
                                                 UNITED STATES COPYRIGHT OFFICE
                                                 -------------------------------
                                                 REG. TXu 963-442
                                                 -------------------------------
                                                 EFFECTIVE DATE OF REGISTRATION

                                                 July 17, 2000
                                                 -------------------------------


                          CERTIFICATE OF REGISTRATION

This Certificate issued under the seal of the Copyright Office in accordance with title 17, United States Code, attests that registration has been made for the work identified below. The information on this certificate has been made a part of the Copyright Office records.

/s/ MARYBETH PETERS
------------------------------------
REGISTER OF COPYRIGHTS
UNITED STATES OF AMERICA


DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
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1    TITLE OF THIS WORK

     FIREWALL ALPHA
     --------------------------------------------------------------------------
     PREVIOUS OR ALTERNATIVE TITLES

     --------------------------------------------------------------------------
     PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in which the contribution appeared.

     Title of Collective Work

     --------------------------------------------------------------------------
     If published in a periodical or serial give:

     Volume     Number     Issue Date     On Pages


-------------------------------------------------------------------------------
2. Under the law, the "author" of a "work made for hire" is generally the employer, not the employee (see instructions). For any part of this work that was "made for hire" check "Yes" in the space provided, give the employer (or other person for whom the work was prepared) as "Author" of that part, and leave the space for dates of birth and death blank.

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     a.  NAME OF AUTHOR                                DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died
         KEYSTONE VENTURES, INC.
         ----------------------------------            ------------------------

         Was this contribution to the work a "work made for hire"?

         [X] Yes
         [ ] No

         ----------------------------------------------------------------------

         AUTHOR'S NATIONALITY OR DOMICILE
         Name of Country

                Citizen of         US
                              ------------
         OR

                Domiciled in       US
                              ------------

         ----------------------------------------------------------------------

         WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK

         Anonymous    [ ] Yes  [X] No
         Pseudonymous [ ] Yes  [X] No

         If the Answer to either of these questions is "Yes",
         see detailed instructions.
         ----------------------------------------------------------------------

         NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.

         COMPUTER PROGRAM
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
     b.  NAME OF AUTHOR                                DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died

         ----------------------------------            ------------------------

         Was this contribution to the work a "work made for hire"?

         [ ] Yes
         [ ] No

         ----------------------------------------------------------------------

         AUTHOR'S NATIONALITY OR DOMICILE
         Name of Country

                Citizen of
                              ------------
         OR

                Domiciled in
                              ------------

         ----------------------------------------------------------------------

         WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK

         Anonymous    [ ] Yes  [ ] No
         Pseudonymous [ ] Yes  [ ] No

         If the Answer to either of these questions is "Yes",
         see detailed instructions.
         ----------------------------------------------------------------------

         NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.


         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
     c.  NAME OF AUTHOR                                DATES OF BIRTH AND DEATH
                                                       Year Born      Year Died

         ----------------------------------            ------------------------

         Was this contribution to the work a "work made for hire"?

         [ ] Yes
         [ ] No

         ----------------------------------------------------------------------

         AUTHOR'S NATIONALITY OR DOMICILE
         Name of Country

               Citizen of
                             ------------
         OR

               Domiciled in
                             ------------

         ----------------------------------------------------------------------

         WAS THIS AUTHOR'S CONTRIBUTION TO THE WORK

         Anonymous    [ ] Yes  [ ] No
         Pseudonymous [ ] Yes  [ ] No

         If the Answer to either of these questions is "Yes",
         see detailed instructions.
         ----------------------------------------------------------------------

         NATURE OF AUTHORSHIP Briefly describe nature of material created by this author in which copyright is claimed.


-------------------------------------------------------------------------------
3    a.  YEAR IN WHICH CREATION OF THIS WORK WAS COMPLETED
         This information must be given in all cases.

         2000            YEAR
         ----------------

     b. DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK Complete this information ONLY if this work has been published.

         Month                Day                 Year
               -------------       -------------        ---------------


         ------------------------------------------------------ Nation

-------------------------------------------------------------------------------
4.       See instructions before completing this space.

         COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant is the same as the author given in space 2.

         KEYSTONE VENTURES, INC.
         1605 MIRAGE CT., EL CAJON CA 92019
         ----------------------------------------------------------------------

         TRANSFER If the claimant(s) named here in space 4 is (are) different from the author(s) named in space 2, give a brief statement of how the claimant(s) obtained ownership of the copyright.

-------------------------------------------------------------------------------
[DO NOT WRITE HERE
 OFFICE USE ONLY]

APPLICATION RECEIVED
JUL 17, 2000

ONE DEPOSIT RECEIVED
JUL 17, 2000

TWO DEPOSITS RECEIVED

FUNDS RECEIVED

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MORE ON BACK

- Complete all applicable spaces (numbers 5-9) on the reverse side of this page.

- See detailed instructions.

- Sign the form at line B.

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DO NOT WRITE HERE

Page 1 of 2 pages


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                                                                                            EXAMINED BY                    FORM TX
                                                                                                 /s/ MS
                                                                                            --------------------------
                                                                                            CHECKED BY

                                                                                            ==========================
                                                                                                 CORRESPONDENCE             FOR
                                                                                            [ ]                           COPYRIGHT
                                                                                                 Yes                       OFFICE
                                                                                            --------------------------      USE
                                                                                                                            ONLY
                                                                                            ---------------------------------------
                    DO NOT WRITE ABOVE THIS LINE. IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
===================================================================================================================================
PREVIOUS REGISTRATION Has registration for this work, or for an earlier version of this work, already been made in
the Copyright Office?                                                                                                            5

[ ] Yes  [ ] No  If your answer is "Yes," why is another registration being sought? (Check appropriate box.)

a. [ ] This is the first published edition of a work previously registered in unpublished form.

b. [ ] This is the first application submitted by this author as copyright claimant.

c. [ ] This is a changed version of the work, as shown by space 6 on this application.

If your answer is "Yes," give Previous Registration Number:                Year of Registration:

===================================================================================================================================
DERIVATIVE WORK OR COMPILATION
Preexisting Material. Identify any preexisting work or works that this work is based on or incorporates.:                a       6

                                                                                                                   See instructions
-----------------------------------------------------------------------------------------------------------------  before completing
Material Added to This Work. Give a brief, general statement of the material that has been added to this work      this space.
and in which copyright is claimed.                                                                                       b



===================================================================================================================================
DEPOSIT ACCOUNT  If the registration fee is to be charged to a Deposit Account established in the Copyright Office,
give name and number of Account.                                                                                         a       7
Name:                                        Account Number:


===========================================================================================================================
CORRESPONDENCE  Give name and address to which correspondence about this application should be sent.
                                                                                      Name/Address/Apt/City/State/ZIP    b
Keystone Ventures, Inc.
1605 Mirage Ct.
El Cajon, CA 92019

Area code and daytime telephone number:  619 692-2438           Fax number:  619 291-6499

Email

===================================================================================================================================
CERTIFICATION*  I, the undersigned, hereby certify that I am the     [ ] author                                                  8

                                                    Check only one:  [ ] other copyright claimant

                                                                     [ ] owner of exclusive right(s)

                                                                     [X] authorized agent of  Keystone Ventures, Inc.
of the work identified in this application and that                                         ------------------------------
the statements made by me in this application                                               Name of author or other copyright
are correct to the best of my knowledge.                                                    claimant, or owner of exclusive rights)
-----------------------------------------------------------------------------------------------------------------------------------
Typed or printed name and date:  If this application gives a date of publication in space 3, do not sign and submit it before that date.

     Ann Myers                                                                                  Date:  7/10/00
--------------------------------------------------------------------------------------------          ------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Handwritten signature (X):


        X /s/ ANN MYERS
          --------------------------------------------------------------------------------------------------------------

===================================================================================================================================
                                                                                YOU MUST:
CERTIFICATE    Name:                                                          * Complete all necessary spaces                    9
WILL BE              Keystone Ventures                                        * Sign your application in space 8
MAILED IN      ----------------------------------------------------------       SEND ALL 3 ELEMENTS
WINDOW         Number/Street/Apt:                                               IN THE SAME PACKAGE                         As of
ENVELOPE             1605 Mirage Ct.                                          1. Application form                           July 1,
TO THIS        ----------------------------------------------------------     2. Nonrefundable filing fee in check or       19??,
ADDRESS:       CITY/STATE/ZIP:                                                   money order payable to Register of         the
                     El Cajon  CA 92019                                          Copyrights                                 filing
               ----------------------------------------------------------     3. Deposit material                           fee of
                                                                                MAIL TO:                                    Form TX
                                                                              Library of Congress                           is $10.
                                                                              Copyright Office
                                                                              101 Independence Avenue, S.E.
                                                                              Washington, D.C. 20558-6000
===================================================================================================================================
*17 U.S.C. (SECTION) 506(e): Any person who knowingly makes a false representation of a material fact in the application for copyright registration provided for by section 409, or in any written statement filed in connection with the application, shall be fined not more than $2,500.
June 1999-200,000                                                                    U.S. GOVERNMENT PRINTING OFFICE: 1999-???? ?49
FORM REV. June 1999
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